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                                                                    Exhibit 77H

N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

Columbia Absolute Return Emerging Markets Macro Fund
As of May 31, 2013

Name of Person                                           Ownership % of Series
--------------                                           ---------------------
American Enterprise Investment Services                                  32.82%




As of Dec 1, 2012

Name of Person                                            Ownership % of Series
--------------                                            ---------------------






Changes in Control Persons

                                                       Date/Description of
                                                   Transaction(s) Became a, or
Name of Person               Ownership % of Series Ceased to be, Control Person
--------------               --------------------- ----------------------------





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N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

Columbia Absolute Return Enhanced Multi-Strategy Fund
As of May 31, 2013

Name of Person                                           Ownership % of Series
--------------                                           ---------------------
American Enterprise Investment Services                                  49.72%




As of Dec 1, 2012

Name of Person                                            Ownership % of Series
--------------                                            ---------------------






Changes in Control Persons

                                                       Date/Description of
                                                   Transaction(s) Became a, or
Name of Person               Ownership % of Series Ceased to be, Control Person
--------------               --------------------- ----------------------------

N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

Columbia AP- Dividend Equity Income Fund
As of May 31, 2013

Name of Person                                           Ownership % of Series
--------------                                           ---------------------
American Enterprise Investment Services                                    100%




As of Dec 1, 2012

Name of Person                                            Ownership % of Series
--------------                                            ---------------------






Changes in Control Persons

                                                       Date/Description of
                                                   Transaction(s) Became a, or
Name of Person               Ownership % of Series Ceased to be, Control Person
--------------               --------------------- ----------------------------

N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

Columbia Commodity Strategy Fund
As of May 31, 2013

Name of Person                                           Ownership % of Series
--------------                                           ---------------------
JPMCB NA Cust for Columbia Global Opportunities Fund                     42.98%




As of Dec 1, 2012

Name of Person                                            Ownership % of Series
--------------                                            ---------------------






Changes in Control Persons

                                                       Date/Description of
                                                   Transaction(s) Became a, or
Name of Person               Ownership % of Series Ceased to be, Control Person
--------------               --------------------- ----------------------------

N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

Columbia Dividend Opportunity Fund
As of May 31, 2013

Name of Person                                           Ownership % of Series
--------------                                           ---------------------
American Enterprise Investment Services                                  26.52%




As of Dec 1, 2012

Name of Person                                            Ownership % of Series
--------------                                            ---------------------






Changes in Control Persons

                                                       Date/Description of
                                                   Transaction(s) Became a, or
Name of Person               Ownership % of Series Ceased to be, Control Person
--------------               --------------------- ----------------------------

N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

Columbia Flexible Capital Income Fund
As of May 31, 2013

Name of Person                                           Ownership % of Series
--------------                                           ---------------------
JPMCB NA Cust for Columbia Lifegoal Growth Portfolio                     36.05%




As of Dec 1, 2012

Name of Person                                            Ownership % of Series
--------------                                            ---------------------






Changes in Control Persons

                                                       Date/Description of
                                                   Transaction(s) Became a, or
Name of Person               Ownership % of Series Ceased to be, Control Person
--------------               --------------------- ----------------------------